FOR IMMEDIATE RELEASE	Exhibit 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary W. Hanson
(602) 286-1530	(602) 286-1777

Michelle Clemente
(602) 286-1533

WESTERN REFINING ANNOUNCES SECOND QUARTER 2015 RESULTS

EL PASO, Texas - August 4, 2015 - Western Refining, Inc. (NYSE: WNR) today reported results for its second quarter ending June 30, 2015. Net income attributable to Western, excluding special items, was $138 million, or $1.44 per diluted share. This compares to second quarter 2014 net income, excluding special items, of $128.8 million, or $1.29 per diluted share. Including special items, the Company recorded second quarter 2015 net income attributable to Western of $133.9 million, or $1.40 per diluted share, as compared to net income attributable to Western of $156.7 million, or $1.56 per diluted share for the second quarter of 2014. A reconciliation of reported earnings and description of special items can be found in the accompanying financial tables.
Jeff Stevens, Western's President and Chief Executive Officer, said, "This was another outstanding quarter for all of our business segments. Our refineries ran at historically high throughput rates in a strong margin environment and expenses were in line with expectations. In our Retail business, we saw an increase in same store fuel volumes, fuel margins, and merchandise sales. NTI and WNRL also performed well in the quarter which contributed to our solid financial results."
Western paid a dividend of $0.34 per share of common stock to shareholders in the second quarter. In July, Western's Board of Directors approved a $0.34 per share dividend for the third quarter. Including the third quarter dividend, Western will have returned approximately $118 million to shareholders through dividends and share repurchases to date in 2015.
Looking forward, Stevens said, "In the third quarter, gasoline margins have strengthened in the Southwest and gasoline demand continues to be good. In July, we moved approximately 17,000 barrels per day of Four Corners area crude oil to the El Paso refinery through the TexNew Mex pipeline. Construction of the Bobcat pipeline is on schedule and on budget and phase one should be completed later in 2015. These pipelines are part of our evolving southwest logistics system which will provide even greater flexibility for delivering crude oil from the Four Corners region and Delaware and Permian basins to our refineries and eastward to other locations. Overall, Western is well positioned for the second half of 2015."
Conference Call Information
A conference call is scheduled for Tuesday, August 4, 2015, at 10:00 am ET to discuss Western's financial results for the second quarter ended June 30, 2015. A slide presentation, which includes our quarterly guidance, will be available for reference during the conference call. The call, press release and slide presentation can be accessed on the Investor Relations section on Western's website, www.wnr.com. The call can also be heard by dialing (866) 566-8590 or (702) 224-9819, passcode: 66525450. The audio replay will be available two hours after the end of the call through August 18, 2015, by dialing (800) 585-8367 or (404) 537-3406, passcode: 66525450.

Non-GAAP Financial Measures
In a number of places in the press release and related tables, we have excluded certain income and expense items from GAAP measures. The excluded items are generally non-cash in nature such as unrealized net gains and losses from commodity hedging activities or losses on disposal of assets; however, other items that have a cash impact, such as gains on disposal of assets are also excluded. We believe it is useful for investors and financial analysts to understand our financial performance excluding such items so that they can see the operating trends underlying our business. Readers of this press release should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. The refining segment operates refineries in El Paso, and Gallup, New Mexico. The retail segment includes retail service stations, convenience stores, and unmanned fleet fueling locations in Arizona, Colorado, New Mexico, and Texas.
Western Refining, Inc. owns the general partner and approximately 66% of the limited partnership interest of Western Refining Logistics, LP (NYSE:WNRL) and the general partner and approximately 38% of the limited partnership interest in Northern Tier Energy LP (NYSE:NTI).
More information about Western Refining is available at www.wnr.com.
Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about: gasoline demand and gasoline margins in the southwest US; the timing and cost for completion of construction of the Bobcat crude oil pipeline; Western’s evolving southwest logistics system and flexibility it will provide to deliver crude oil from the Four Corners area and Delaware and Permian basins to Western’s refineries and eastward to other locations; and Western's overall positioning for the second half of 2015. These statements are subject to the general risks inherent in Western’s business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond its control, which could result in Western’s expectations not being realized, or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western's business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Consolidated Financial Data
We report our operating results in four business segments: refining, NTI, WNRL and retail.

•
Our refining segment owns and operates two refineries in the Southwest that process crude oil and other feedstocks primarily into gasoline, diesel fuel, jet fuel and asphalt. We market refined products to a diverse customer base including wholesale distributors and retail chains. The refining segment also sells refined products in the Mid-Atlantic region and Mexico.

•	NTI owns and operates refining and transportation assets and operates and supports retail convenience stores primarily in Minnesota and Wisconsin.

•
WNRL owns and operates terminal, storage and transportation assets and provides related services primarily to our refining segment in the Southwest. The WNRL segment also includes wholesale assets consisting of a fleet of crude oil and refined product truck transports and wholesale petroleum product and lubricant distribution operations in the Southwest region. WNRL receives its product supply from the refining segment and third-party suppliers.

•
Our retail segment operates retail convenience stores and unmanned commercial fleet fueling ("cardlock") locations located in the Southwest. The retail convenience stores sell gasoline, diesel fuel and convenience store merchandise.

The following tables set forth our unaudited summary historical financial and operating data for the periods indicated below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per share data)
Statements of Operations Data
Net sales (1)	$2,828,892	$4,351,290	$5,147,622	$8,076,433
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	2,177,887	3,731,169	3,919,197	6,891,906
Direct operating expenses (exclusive of depreciation and amortization) (1)	224,723	203,463	440,034	401,812
Selling, general and administrative expenses	59,540	54,640	115,343	113,372
Affiliate severance costs	—	3,479	—	12,878
Loss (gain) on disposal of assets, net	(387)	119	(105)	1,005
Maintenance turnaround expense	593	—	698	46,446
Depreciation and amortization	51,143	47,848	101,069	94,258
Total operating costs and expenses	2,513,499	4,040,718	4,576,236	7,561,677
Operating income	315,393	310,572	571,386	514,756
Other income (expense):
Interest income	201	221	364	416
Interest expense and other financing costs	(27,316)	(27,801)	(52,273)	(56,758)
Loss on extinguishment of debt	—	(1)	—	(9)
Other, net	4,024	983	7,230	2,465
Income before income taxes	292,302	283,974	526,707	460,870
Provision for income taxes	(78,435)	(93,407)	(137,872)	(142,606)
Net income	213,867	190,567	388,835	318,264
Less net income attributable to non-controlling interests (2)	79,948	33,871	148,927	76,022
Net income attributable to Western Refining, Inc.	$133,919	$156,696	$239,908	$242,242

Basic earnings per share	$1.40	$1.88	$2.51	$2.97
Diluted earnings per share	1.40	1.56	2.51	2.44
Dividends declared per common share	0.34	0.26	0.64	0.52
Weighted average basic shares outstanding	95,539	83,556	95,553	81,653
Weighted average dilutive shares outstanding (3)	95,626	102,657	95,654	102,655

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Economic Hedging Activities Recognized Within Cost of Products Sold
Realized hedging gain, net	$7,823	$1,812	$25,376	$17,556
Unrealized hedging gain (loss), net	(22,287)	45,379	(42,344)	119,350
Total hedging gain (loss), net	$(14,464)	$47,191	$(16,968)	$136,906

Cash Flow Data
Net cash provided by (used in):
Operating activities	$187,066	$214,355	$292,044	$278,387
Investing activities	(4,962)	(38,000)	(14,133)	(88,449)
Financing activities	(101,242)	(76,179)	(165,134)	(126,195)
Capital expenditures	66,350	40,021	119,545	90,619
Cash distributions received by Western from:
NTI	$38,472	$27,429	$55,927	$42,034
WNRL	10,901	8,868	21,215	16,043
Other Data
Adjusted EBITDA (4)	$355,050	$314,364	$669,060	$539,996
Balance Sheet Data (at end of period)
Cash and cash equivalents			$543,936	$531,813
Restricted cash			68,275	—
Working capital			1,063,221	839,194
Total assets			5,953,549	5,796,768
Total debt and lease financing obligation			1,597,637	1,200,171
Total equity			2,997,586	2,981,640

(1)
Excludes $895.5 million, $1,632.0 million, $1,236.7 million and $2,294.8 million of intercompany sales and $895.5 million, $1,632.0 million, $1,232.2 million and $2,286.5 million of intercompany cost of products sold for three and six months ended June 30, 2015 and 2014, respectively, and $4.5 million and $8.3 million of intercompany direct operating expenses for the three and six months ended June 30, 2014, respectively, with no comparable activity for three and six months ended June 30, 2015.

(2)
Net income attributable to non-controlling interests for the three and six months ended June 30, 2015, consisted of income from NTI and WNRL in the amount of $74.6 million, $138.4 million, $5.4 million and $10.6 million, respectively. Net income attributable to non-controlling interests for the three and six months ended June 30, 2014, consisted of income from NTI and WNRL in the amount of $30.1 million, $68.4 million, $3.8 million and $7.6 million, respectively.

(3)
Our computation of diluted earnings per share includes our Convertible Senior Unsecured Notes and any unvested restricted shares units. If determined to be dilutive to period earnings, these securities are included in the denominator of our diluted earnings per share calculation. For purposes of the diluted earnings per share calculation, we assumed issuance of 0.1 million restricted share units for the three and six months ended June 30, 2015. We assumed issuance of 0.1 million restricted share units for both the three and six months ended June 30, 2014 and 19.0 million and 20.9 million shares related to the Convertible Senior Unsecured Notes for the three and six months ended June 30, 2014, respectively.

(4)
Adjusted EBITDA represents earnings before interest expense and other financing costs, provision for income taxes, depreciation, amortization, maintenance turnaround expense and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under United States GAAP. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA) and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance.
Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$133,919	$156,696	$239,908	$242,242
Net income attributable to non-controlling interest	79,948	33,871	148,927	76,022
Interest expense and other financing costs	27,316	27,801	52,273	56,758
Provision for income taxes	78,435	93,407	137,872	142,606
Loss (gain) on disposal of assets, net	(387)	119	(105)	1,005
Depreciation and amortization	51,143	47,848	101,069	94,258
Maintenance turnaround expense	593	—	698	46,446
Loss on extinguishment of debt	—	1	—	9
Net change in lower of cost or market inventory reserve	(38,204)	—	(53,926)	—
Unrealized loss (gain) on commodity hedging transactions	22,287	(45,379)	42,344	(119,350)
Adjusted EBITDA	$355,050	$314,364	$669,060	$539,996

EBITDA by Reporting Entity
Western Adjusted EBITDA	$217,860	$221,500	$389,143	$344,651
WNRL Adjusted EBITDA	26,888	14,884	51,032	29,534
NTI Adjusted EBITDA	110,302	77,980	228,885	165,811
Adjusted EBITDA	$355,050	$314,364	$669,060	$539,996

	Three Months Ended
	June 30,
	2015
	Western	WNRL	NTI
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$74,904	$10,525	$48,490
Net income attributable to non-controlling interest	—	5,390	74,558
Interest expense and other financing costs	14,321	6,248	6,747
Provision for income taxes	78,287	148	—
Loss (gain) on disposal of assets, net	69	(160)	(296)
Depreciation and amortization	26,891	4,737	19,515
Maintenance turnaround expense	593	—	—
Net change in lower of cost or market inventory reserve	—	—	(38,204)
Unrealized loss (gain) on commodity hedging transactions	22,795	—	(508)
Adjusted EBITDA	$217,860	$26,888	$110,302

	Six Months Ended
	June 30,
	2015
	Western	WNRL	NTI
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$130,115	$20,665	$89,128
Net income attributable to non-controlling interest	—	10,573	138,354
Interest expense and other financing costs	28,551	10,212	13,510
Provision for income taxes	137,521	351	—
Loss (gain) on disposal of assets, net	450	(244)	(311)
Depreciation and amortization	52,714	9,475	38,880
Maintenance turnaround expense	698	—	—
Net change in lower of cost or market inventory reserve	(4,883)	—	(49,043)
Unrealized loss (gain) on commodity hedging transactions	43,977	—	(1,633)
Adjusted EBITDA	$389,143	$51,032	$228,885

	Three Months Ended
	June 30,
	2014
	Western	WNRL	NTI
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$126,596	$7,171	$22,929
Net income attributable to non-controlling interest	—	3,804	30,067
Interest expense and other financing costs	21,272	357	6,172
Provision for income taxes	93,322	85	—
Loss (gain) on disposal of assets, net	208	—	(89)
Depreciation and amortization	25,019	3,467	19,362
Loss on extinguishment of debt	1	—	—
Unrealized gain on commodity hedging transactions	(44,918)	—	(461)
Adjusted EBITDA	$221,500	$14,884	$77,980

	Six Months Ended
	June 30,
	2014
	Western	WNRL	NTI
	(Unaudited)
	(In thousands)
Net income attributable to Western Refining, Inc.	$180,801	$14,315	$47,126
Net income attributable to non-controlling interest	—	7,593	68,429
Interest expense and other financing costs	43,743	711	12,304
Provision for income taxes	142,402	204	—
Loss (gain) on disposal of assets, net	1,106	—	(101)
Depreciation and amortization	49,200	6,711	38,347
Maintenance turnaround expense	46,446	—	—
Loss on extinguishment of debt	9	—	—
Unrealized loss (gain) on commodity hedging transactions	(119,056)	—	(294)
Adjusted EBITDA	$344,651	$29,534	$165,811

Consolidating Financial Data
The following tables set forth our consolidating historical financial data for the periods presented below.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Operating Income
Western, excluding WNRL and NTI	$167,965	$240,549	$296,498	$366,000
WNRL	22,293	11,417	41,766	22,820
NTI	125,135	58,606	233,122	125,936
Operating income	$315,393	$310,572	$571,386	$514,756
Depreciation and Amortization
Western, excluding WNRL and NTI	$26,891	$25,019	$52,714	$49,200
WNRL	4,737	3,467	9,475	6,711
NTI	19,515	19,362	38,880	38,347
Depreciation and amortization expense	$51,143	$47,848	$101,069	$94,258
Capital Expenditures
Western, excluding WNRL and NTI	$47,345	$26,039	$85,953	$63,552
WNRL	7,850	2,773	15,764	8,677
NTI	11,155	11,209	17,828	18,390
Capital expenditures	$66,350	$40,021	$119,545	$90,619
Balance Sheet Data (at end of period)
Cash and cash equivalents
Western, excluding WNRL and NTI			$337,462	$345,476
WNRL			78,550	79,395
NTI			127,924	106,942
Cash and cash equivalents			$543,936	$531,813
Total debt
Western, excluding WNRL and NTI			$891,750	$897,456
WNRL			300,000	—
NTI			356,490	278,125
Total debt			$1,548,240	$1,175,581
Total working capital
Western, excluding WNRL and NTI			$694,183	$614,013
WNRL			66,782	81,256
NTI			302,256	143,925
Total working capital			$1,063,221	$839,194

Refining Segment
El Paso and Gallup Refineries and Related Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(In thousands, except per barrel data)
Statement of Operations Data (Unaudited):
Net sales (including intersegment sales) (1)	$1,819,032	$2,742,701	$3,310,473	$5,068,515
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (2)	1,527,952	2,392,222	2,763,408	4,432,747
Direct operating expenses (exclusive of depreciation and amortization)	77,379	74,286	154,911	147,040
Selling, general, and administrative expenses	7,133	7,354	16,702	14,484
Loss on disposal of assets, net	78	188	495	672
Maintenance turnaround expense	593	—	698	46,446
Depreciation and amortization	21,884	20,397	43,522	39,865
Total operating costs and expenses	1,635,019	2,494,447	2,979,736	4,681,254
Operating income	$184,013	$248,254	$330,737	$387,261
Key Operating Statistics
Total sales volume (bpd) (1) (3)	233,653	227,313	233,564	214,105
Total production (bpd)	160,266	163,567	162,539	149,362
Total throughput (bpd)	162,001	165,641	164,635	151,642
Per barrel of throughput:
Refinery gross margin (2) (4)	$19.71	$23.42	$18.26	$23.14
Direct operating expenses (5)	5.25	4.93	5.20	5.36
Mid-Atlantic sales volume (bbls)	2,513	2,496	4,453	4,878
Mid-Atlantic margin per barrel	$0.32	$(1.03)	$0.75	$0.15
The following tables set forth our summary refining throughput and production data for the periods and refineries presented:
El Paso and Gallup Refineries

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Key Operating Statistics
Product yields (bpd):
Gasoline	86,034	84,773	87,607	75,894
Diesel and jet fuel	63,188	69,080	64,143	62,626
Residuum	5,140	5,792	5,039	5,075
Other	5,904	3,922	5,750	5,767
Total production (bpd)	160,266	163,567	162,539	149,362
Throughput (bpd):
Sweet crude oil	132,230	126,797	131,709	120,157
Sour crude oil	22,068	29,019	22,649	24,090
Other feedstocks and blendstocks	7,703	9,825	10,277	7,395
Total throughput (bpd)	162,001	165,641	164,635	151,642

El Paso Refinery

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Key Operating Statistics
Product yields (bpd):
Gasoline	68,289	68,566	69,981	59,018
Diesel and jet fuel	55,032	60,693	55,874	54,215
Residuum	5,140	5,792	5,039	5,075
Other	4,504	2,462	4,244	4,132
Total production (bpd)	132,965	137,513	135,138	122,440
Throughput (bpd):
Sweet crude oil	106,601	102,162	106,481	95,052
Sour crude oil	22,068	29,019	22,649	24,090
Other feedstocks and blendstocks	5,646	8,060	7,665	5,132
Total throughput (bpd)	134,315	139,241	136,795	124,274
Total sales volume (bpd) (3)	149,561	150,728	150,680	139,176
Per barrel of throughput:
Refinery gross margin (2) (4)	$20.01	$20.95	$18.72	$18.70
Direct operating expenses (5)	4.17	3.86	4.13	4.31

Gallup Refinery

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Key Operating Statistics
Product yields (bpd):
Gasoline	17,745	16,207	17,626	16,876
Diesel and jet fuel	8,156	8,387	8,269	8,411
Other	1,400	1,460	1,506	1,635
Total production (bpd)	27,301	26,054	27,401	26,922
Throughput (bpd):
Sweet crude oil	25,629	24,635	25,228	25,105
Other feedstocks and blendstocks	2,057	1,765	2,612	2,263
Total throughput (bpd)	27,686	26,400	27,840	27,368
Total sales volume (bpd) (3)	33,637	33,839	33,263	33,520
Per barrel of throughput:
Refinery gross margin (2) (4)	$22.64	$15.34	$18.34	$14.42
Direct operating expenses (5)	7.81	9.03	7.93	8.73

(1)
Refining net sales for the three and six months ended June 30, 2015 and 2014 include $259.0 million, $474.5 million, $399.0 million and $753.4 million, respectively, representing a period average of 50,455 bpd, 49,621 bpd, 42,747 bpd and 41,409 bpd, respectively, in crude oil sales to third-parties.

(2)
Cost of products sold for the refining segment includes the segment's net realized and net non-cash unrealized hedging activity shown in the table below. The hedging gains and losses are also included in the combined gross profit and refinery gross margin but are not included in those measures for the individual refineries.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Realized hedging gain, net	$10,686	$4,177	$28,141	$20,661
Unrealized hedging gain (loss), net	(22,795)	44,918	(43,977)	119,056
Total hedging gain (loss), net	$(12,109)	$49,095	$(15,836)	$139,717

(3)
Sales volume includes sales of refined products sourced primarily from our refinery production as well as refined products purchased from third parties. We purchase additional refined products from third parties to supplement supply to our customers. These products are similar to the products that we currently manufacture and represented 10.7%, 10.0%, 9.4% and 11.1% of our total consolidated sales volumes for the three and six months ended June 30, 2015 and 2014, respectively. The majority of the purchased refined products are distributed through our refined product sales activities in the Mid-Atlantic region where we satisfy our refined product customer sales requirements through a third-party supply agreement.

(4)
Refinery gross margin for the respective periods presented is a per barrel measurement calculated by subtracting cost of products sold from net sales and dividing that difference by our refineries’ total throughput volumes. Net realized and net non-cash unrealized economic hedging gains and losses included in the combined refining segment gross margin are not allocated to the individual refineries. Refinery gross margin is a non-GAAP performance measure that we believe is useful for evaluating our refinery performance as a general indication of the excess of the refined product sales amount over the related cost of products sold. Our calculation of refinery gross margin excludes the sales and costs related to our Mid-Atlantic business that we report within the refining segment. The following table reconciles the sales and cost of sales used to calculate refinery gross margin with the total sales and cost of sales reported in the refining statement of operations data above:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Refinery net sales (including intersegment sales)	$1,612,976	$2,430,001	$2,968,495	$4,471,200
Mid-Atlantic sales	206,056	312,700	341,978	597,315
Net sales (including intersegment sales)	$1,819,032	$2,742,701	$3,310,473	$5,068,515

Refinery cost of products sold (exclusive of depreciation and amortization)	$1,322,364	$2,076,946	$2,424,458	$3,836,144
Mid-Atlantic cost of products sold	205,588	315,276	338,950	596,603
Cost of products sold (exclusive of depreciation and amortization)	$1,527,952	$2,392,222	$2,763,408	$4,432,747

Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. The following table reconciles combined gross profit for our refineries to combined gross margin for our refineries for the periods presented:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per barrel data)
Refinery net sales (including intersegment sales)	$1,612,976	$2,430,001	$2,968,495	$4,471,200
Refinery cost of products sold (exclusive of depreciation and amortization)	1,322,364	2,076,946	2,424,458	3,836,144
Depreciation and amortization	21,884	20,397	43,522	39,865
Gross profit	268,728	332,658	500,515	595,191
Plus depreciation and amortization	21,884	20,397	43,522	39,865
Refinery gross margin	$290,612	$353,055	$544,037	$635,056
Refinery gross margin per throughput barrel	$19.71	$23.42	$18.26	$23.14
Gross profit per throughput barrel	$18.23	$22.07	$16.80	$21.69

(5)
Refinery direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

NTI
The following table sets forth the summary operating results for NTI.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per barrel data)
Net sales	$852,820	$1,499,321	$1,550,596	$2,756,699
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	608,799	1,328,824	1,089,262	2,396,214
Direct operating expenses (exclusive of depreciation and amortization)	76,348	66,507	146,053	133,688
Selling, general and administrative expenses	23,319	22,632	43,590	49,737
Affiliate severance costs	—	3,479	—	12,878
Gain on disposal of assets, net	(296)	(89)	(311)	(101)
Depreciation and amortization	19,515	19,362	38,880	38,347
Total operating costs and expenses	727,685	1,440,715	1,317,474	2,630,763
Operating income	$125,135	$58,606	$233,122	$125,936

Key Operating Statistics
Total sales volume (bpd)	103,778	102,409	101,144	95,822
Total refinery production (bpd)	98,722	93,342	96,529	93,139
Total refinery throughput (bpd) (2)	98,954	93,022	96,544	92,826
Per barrel of throughput:
Refinery gross margin (1) (3)	$21.98	$15.03	$21.39	$16.54
Direct operating expenses (4)	4.80	4.17	4.70	4.33

Retail fuel gallons sold (in thousands)	77,398	76,740	149,259	149,779
Retail fuel margin per gallon (5)	$0.22	$0.19	$0.21	$0.19
Merchandise sales	95,799	89,895	178,413	168,443
Merchandise margin (6)	25.9%	26.5%	25.9%	26.2%
Company-operated retail outlets at period end			165	164
Franchised retail outlets at period end			99	81

(1)
Cost of products sold for NTI includes the net realized and net non-cash unrealized hedging activity shown in the table below. Hedging gains and losses are also included in the combined gross profit and refinery gross margin.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Realized hedging loss, net	$(2,863)	$(2,365)	$(2,765)	$(3,105)
Unrealized hedging gain, net	508	461	1,633	294
Total hedging loss, net	$(2,355)	$(1,904)	$(1,132)	$(2,811)

(2)	Total refinery throughput includes crude oil, other feedstocks and blendstocks.

(3)
Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by the refinery's total throughput volumes for the respective periods presented. Refinery net sales include $37.2 million, $59.0 million, $314.5 million and $569.2 million related to crude oil sales during the three and six months ended June 30, 2015 and 2014, respectively. Refinery gross margin is a non-GAAP performance measure that we believe is useful in evaluating refinery performance as a general indication of the excess of the refined product sales amount over the related cost of products sold. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled to corresponding amounts included in the statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Cost of products sold for the three and six months ended June 30, 2015 includes a non-cash recovery of $38.2 million and $49.0 million, respectively, in order to state the inventories value at market prices which were lower than cost.
The following table reconciles gross profit to gross margin for the St. Paul Park refinery for the periods presented:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per barrel data)
Net refinery sales (including intersegment sales)	$839,876	$1,486,741	$1,529,406	$2,730,336
Refinery cost of products sold (exclusive of depreciation and amortization)	641,872	1,359,500	1,155,618	2,452,431
Refinery depreciation and amortization	17,255	17,398	34,368	34,488
Gross profit	180,749	109,843	339,420	243,417
Plus depreciation and amortization	17,255	17,398	34,368	34,488
Refinery gross margin	$198,004	$127,241	$373,788	$277,905
Refinery gross margin per refinery throughput barrel	$21.98	$15.03	$21.39	$16.54
Gross profit per refinery throughput barrel	$20.07	$12.98	$19.42	$14.49

(4)
NTI's direct operating expenses per throughput barrel is calculated by dividing refining direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(5)
Retail fuel margin per gallon is a measurement calculated by dividing the difference between retail fuel sales and retail fuel cost of products sold by the number of gallons sold. Retail fuel margin per gallon is a measure frequently used in the retail industry to measure operating results related to fuel sales.

(6)
Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the retail industry to measure operating results related to merchandise sales.

WNRL
The WNRL financial and operational data presented include the historical results of all assets acquired from Western in the Wholesale Acquisition. This acquisition from Western was a transfer of assets between entities under common control. We have retrospectively adjusted historical financial and operational data of WNRL, for all periods presented, to reflect the purchase and consolidation of WRW into WNRL.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands)
Statement of Operations Data:
Net sales (net of excise taxes)	$734,501	$970,337	$1,341,897	$1,834,947
Operating costs and expenses:
Cost of products sold (net of excise taxes)	664,026	905,726	1,205,727	1,710,543
Direct operating expenses	37,355	36,974	72,992	70,657
Selling, general and administrative expenses	6,250	5,691	12,181	10,888
Loss (gain) on disposal of assets, net	(160)	18	(244)	18
Depreciation and amortization	4,737	4,454	9,475	8,606
Total operating costs and expenses	712,208	952,863	1,300,131	1,800,712
Operating income	$22,293	$17,474	$41,766	$34,235

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except key operating statistics)
Key Operating Statistics
Pipeline and gathering (bpd):
Mainline movements:
Permian/Delaware Basin system	43,873	24,196	40,213	19,794
Four Corners system (1)	51,486	35,837	48,679	38,412
Gathering (truck offloading):
Permian/Delaware Basin system	24,019	26,178	23,316	24,182
Four Corners system	12,950	11,188	11,812	11,293
Terminalling, transportation and storage (bpd):
Shipments into and out of storage (includes asphalt)	389,220	406,881	390,263	373,918
Wholesale:
Fuel gallons sold (in thousands)	310,811	293,204	614,242	561,018
Fuel gallons sold to retail (included in fuel gallons sold above) (in thousands)	79,023	65,095	154,286	126,689
Fuel margin per gallon (2)	$0.037	$0.020	$0.032	$0.022
Lubricant gallons sold (in thousands)	3,014	3,068	5,971	6,092
Lubricant margin per gallon (3)	$0.78	$0.85	$0.72	$0.80
Crude oil trucking volume (bpd)	48,992	37,251	46,037	32,138
Average crude oil revenue per barrel	$2.51	$2.99	$2.63	$3.03

(1)
Some barrels of crude oil in route to Western's Gallup refinery and Permian/Delaware Basin are transported on more than one of our mainlines. Mainline movements for the Four Corners and Delaware Basin systems include each barrel transported on each mainline.

(2)
Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales, net of transportation charges, and cost of fuel sales for WNRL's wholesale business by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the petroleum products wholesale industry to measure operating results related to fuel sales.

(3)
Lubricant margin per gallon is a measurement calculated by dividing the difference between lubricant sales, net of transportation charges, and lubricant cost of products sold by the number of gallons sold. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.

Retail Segment

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per gallon data)
Statement of Operations Data
Net sales (including intersegment sales)	$318,072	$375,232	$576,674	$710,516
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	272,643	336,381	492,818	638,506
Direct operating expenses (exclusive of depreciation and amortization)	33,641	29,950	65,995	58,405
Selling, general and administrative expenses	3,109	2,709	6,373	5,308
Gain on disposal of assets, net	(9)	—	(45)	—
Depreciation and amortization	4,031	2,817	7,317	5,752
Total operating costs and expenses	313,415	371,857	572,458	707,971
Operating income	$4,657	$3,375	$4,216	$2,545
Key Operating Statistics
Retail fuel gallons sold	90,339	78,143	174,163	151,530
Average retail fuel sales price per gallon (net of excise taxes)	$2.20	$3.13	$2.02	$3.05
Average retail fuel cost per gallon (net of excise taxes)	2.03	2.96	1.86	2.89
Fuel margin per gallon (1)	0.17	0.17	0.16	0.16
Merchandise sales	$79,981	$68,314	150,868	128,784
Merchandise margin (2)	29.9%	28.7%	29.6%	28.8%
Operating retail outlets at period end			262	229
Cardlock fuel gallons sold	16,903	17,444	33,023	34,329
Cardlock fuel margin per gallon	$0.160	$0.181	$0.173	$0.172
Operating cardlocks at period end			52	52

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)
	(In thousands, except per gallon data)
Net Sales
Retail fuel sales (net of excise taxes)	$199,166	$244,842	$351,711	$461,130
Merchandise sales	79,981	68,314	150,868	128,784
Cardlock sales	35,782	59,217	67,776	114,924
Other sales	3,143	2,859	6,319	5,678
Net sales	$318,072	$375,232	$576,674	$710,516
Cost of Products Sold
Retail fuel cost of products sold (net of excise taxes)	$183,471	$231,385	$324,593	$437,499
Merchandise cost of products sold	56,104	48,728	106,169	91,704
Cardlock cost of products sold	33,004	56,043	61,936	108,985
Other cost of products sold	64	225	120	318
Cost of products sold	$272,643	$336,381	$492,818	$638,506
Retail fuel margin per gallon (1)	$0.17	$0.17	$0.16	$0.16

(1)
Retail fuel margin per gallon is a measurement calculated by dividing the difference between retail fuel sales and cost of retail fuel sales by the number of gallons sold. Retail fuel margin per gallon is a measure frequently used in the convenience store industry to measure operating results related to retail fuel sales.

(2)
Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the convenience store industry to measure operating results related to merchandise sales.

Reconciliation of Special Items
We present certain additional financial measures below and elsewhere in this press release that are non-GAAP measures within the meaning of Regulation G under the Securities Exchange Act of 1934.
We present these non-GAAP measures to provide investors with additional information to analyze our performance from period to period. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP. These non-GAAP measures reflect subjective determinations by management, and may differ from similarly titled non-GAAP measures presented by other companies.

	Three Months Ended
	June 30,
	2015	2014
	(Unaudited)
	(In thousands, except per share data)
Reported diluted earnings per share	$1.40	$1.56
Income before income taxes	$292,302	$283,974
Special items:
Unrealized loss (gain) on commodity hedging transactions	22,287	(45,379)
Loss (gain) on disposal of assets, net	(387)	119
Affiliate severance costs	—	3,479
Net change in lower of cost or market inventory reserve	(38,204)	—
Loss on extinguishment of debt	—	1
Earnings before income taxes excluding special items	275,998	242,194
Recomputed income taxes excluding special items (1)	(80,847)	(77,696)
Net income excluding special items	195,151	164,498
Net income attributable to non-controlling interest	57,138	35,721
Net income attributable to Western excluding special items	$138,013	$128,777
Diluted earnings per share excluding special items	$1.44	$1.29

(1)	We recompute income taxes after deducting special items and earnings attributable to non-controlling interest.